                                  SCHEDULE 14A

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ]  Preliminary Proxy Statement            [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(c)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                    NATURAL
                               HEALTH TRENDS CORP.
                (Name of Registrant as Specified in Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

         [X]      $125 per Exchange Act Rules 0-11(c)(1)(ii), 14-a6(i)(1), or
                  14a-6(i)(2) or Item 22(a)(2) of Schedule 14A.
         [ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3),
         [ ] Fee computed on table below per exchange Act Rules 14a-6(i)(4) and 0-11.
         (1)  Title of each class of securities to which transaction applies:
Common
         (2)  Aggregate number of securities to which transaction applies:

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         (4)  Proposed maximum aggregate value of transaction:

         (5)  Total fee paid:

         [ ]  Fee paid previously with preliminary materials.

         [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, of the Form or Schedule and the date of its filing.

         (1)  Amount Previously Paid:

         (2)  Form, Schedule or Registration Statement No.:

         (3)  Filing Party:

         (4)  Date Filed:

                           NATURAL HEALTH TRENDS CORP.

                              2001 WEST SAMPLE ROAD
                          POMPANO BEACH, FLORIDA 33351


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON AUGUST 7, 1996

To the Stockholders of NATURAL HEALTH TRENDS CORP.

         The Annual Meeting of Stockholders of Natural Health Trends Corp., a Florida corporation (the "Company"), will be held at the Deerfield Beach Hilton, 100 Fairway Drive, Deerfield Beach, Florida, on August 7, 1996, at 10:30 A.M., local time, for the following purposes:

                  1. To elect a board of five directors to serve until the next Annual Meeting of Stockholders and until their successors are elected and qualified;

                  2. To ratify the selection by the Board of Directors of Feldman, Radin & Co., P.C. to serve as independent auditors for the year ending December 31, 1996; and

                  3. To transact such other business as may properly come before the meeting or any adjournments thereof.

         The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. Management is aware of no other business which will come before the meeting.

         The Board of Directors has fixed the close of business on July 16, 1996 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting or any adjournments thereof. Holders of a majority of the outstanding shares must be present in person or by proxy in order for the meeting to be held.

         ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING. YOU ARE URGED TO SIGN, DATE AND OTHERWISE COMPLETE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. IF YOU ATTEND THE MEETING, YOU MAY VOTE YOUR SHARES IN PERSON IF YOU WISH TO DO SO, EVEN IF YOU HAVE SIGNED AND RETURNED YOUR PROXY CARD.

                                    By Order of the Board of Directors,




                                    Neal R. Heller, Chairman of the Board

                                    Pompano Beach, Florida
                                    July 17, 1996

                  IT IS IMPORTANT THAT THE ENCLOSED PROXY CARD
                       BE COMPLETED AND RETURNED PROMPTLY

                           NATURAL HEALTH TRENDS CORP.
                              2001 WEST SAMPLE ROAD
                          POMPANO BEACH, FLORIDA 33064



                                 PROXY STATEMENT



                         ANNUAL MEETING OF STOCKHOLDERS

                                 AUGUST 7, 1996

                             SOLICITATION OF PROXIES

         This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Natural Health Trends Corp., a Florida corporation (the "Company"), of proxies to be voted at the Annual Meeting of Stockholders of the Company to be held on August 7, 1996 (the "Meeting"), at 10:30 A.M., local time, at the Deerfield Beach Hilton, 100 Fairway Drive, Deerfield Beach, Florida, and at any adjournments thereof.

         A form of proxy is enclosed for use at the Meeting. The proxy may be revoked by a stockholder at any time before it is voted by execution of a proxy bearing a later date or by written notice to the Secretary before the Meeting, and any stockholder present at the Meeting may revoke his or her proxy thereat and vote in person if he or she desires. When such proxy is properly executed and returned, the shares it represents will be voted at the Meeting in accordance with any instructions noted thereon. If no direction is indicated, all shares represented by valid proxies received pursuant to this solicitation (and not revoked prior to exercise) will be voted (i) for the election of the nominees for director named in this Proxy Statement, (ii) for ratification of the selection by the Board of Directors of Feldman, Radin & Co., P.C. to serve as independent auditors for the year ending December 31, 1996 and (iii) in accordance with the judgment of the persons named in the proxy as to such other matters as may properly come before the Meeting and any adjournments thereof.

         The cost for soliciting proxies on behalf of the Board of Directors will be borne by the Company. In addition to solicitation by mail, proxies may be solicited in person or by telephone, telefax or cable by personnel of the Company who will not receive any additional compensation for such solicitation. The Company may reimburse brokers or other persons holding stock in their names or the names of their nominees for the expenses of forwarding soliciting material to their principals and obtaining their proxies. This Proxy Statement and the accompanying form of proxy will be first mailed to stockholders on or about July 17, 1996.

         The close of business on July 16, 1996 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting. On that date there were 11,195,108 shares of common stock, par value $.001 per share, of the Company ("Common Stock") outstanding. Each share entitles the holder thereof to one vote and a vote of a majority of the shares present, or represented, and entitled to vote at the Meeting is required to approve each proposal to be acted upon at the Meeting. The holders of a majority of the shares of Common Stock outstanding on the record date and entitled to be voted at the Meeting, present in person or by proxy, will constitute a quorum for the transaction of business at the Meeting and any adjournments thereof.


                     PROPOSAL NO. 1 - ELECTION OF DIRECTORS

         The by-laws of the Company give the Board of Directors the authority to determine the number of directors who shall constitute the full Board, which currently consists of four directors and has been increased to five directors. All directors will be elected to serve until the next annual meeting of stockholders and until their successors are elected and qualified. The five nominees for election to the Board of Directors who receive the greatest number of votes cast at the Meeting will be elected to the Board of Directors.

         The nominees for election as directors are Neal R. Heller, Elizabeth S. Heller, Martin C. Licht, Arthur Keiser and Dr. Leonard Haimes. Each of the nominees currently serves as a director of the Company, except Dr. Haimes. If any nominee becomes unable or unwilling to serve, the persons named as proxies will have discretionary authority to vote for a substitute. To the best of the Company's knowledge, all the nominees will be available to serve. Unless contrary instructions are given on the proxy, the shares represented by a properly executed proxy will be voted FOR each of the nominees.

         The information in the Company's Form 10-KSB for the year ended December 31, 1995 in Part III, Item 9 Directors, Executive Officers, Promoters and Control Persons, Item 10 - Executive Compensation, Item 11 Security Ownership of Certain Beneficial Owners and Management, and Item 12 -Certain Relationships and Related Transactions is incorporated herein by reference. A brief summary of the background of Dr. Haimes follows:

         Leonard Haimes, M.D., 68, has been the medical director at Medicine and Lifestyles, a medical clinic (the "Clinic") in Boca Raton, Florida, since 1992 and prior thereto he was in private practice. The Company purchased the assets of the Clinic in January 1996 and entered into an employment agreement with Dr. Haimes. The Clinic specializes in alternative and traditional medical therapies to promote human wellness, including homepathy, environmental and internal medicine, allergy and Candida treatment, clinical nutrition, pain management, massage therapy and stress reduction. Dr. Haimes received a B.S. degree from Temple University in 1949 and an M.D. degree from Hahnemann Medical College in 1953.

BOARD MEETINGS AND COMMITTEES

         The Company has standing Compensation, Audit, and Nominating Committees which perform the functions described below. At present directors are not compensated for committee meetings.

         The Compensation Committee is composed of Martin C. Licht and Arthur Keiser. The function of the Compensation Committee is to make recommendations to the Board of Directors with respect to compensation and benefit programs for officers and directors of the Company.

         The Audit Committee is composed of Martin C. Licht and Arthur Keiser. The function of the Audit Committee is to review the financial affairs and internal controls of the Company, to recommend each year to the Board of Directors independent auditors to audit the annual financial statements of the Company, to meet with the Company's auditors, to review the scope of the audit plan, to discuss with the auditors the results of the Company's annual audit and any related matters, and to review transactions posing a potential conflict of interest among the Company and its directors, officers and affiliates.



         The Nominating Committee is composed of Martin C. Licht and Arthur Keiser. The function of the Nominating Committee is to make recommendations to the Board of Directors with respect to the executive officers and directors of the Company.

         During the year ended December 31, 1995, the Board of Directors had four regular meetings. The Committees did not meet in 1995. Each director attended at least 75% of the meetings of the Board of Directors and the committees of which such director is a member.


                                 PROPOSAL NO. 2
                     RATIFICATION OF APPOINTMENT OF AUDITORS

         The Board of Directors has selected the accounting firm of Feldman, Radin & Co., P.C. to serve as independent auditors of the Company for the year ending December 31, 1996 and proposes the ratification of such decision.

         The Company has been advised by Feldman, Radin & Co., P.C. that neither the firm nor any of their associates has any relationship with the Company or any affiliate of the Company. If the foregoing appointment is rejected, or if Feldman, Radin & Co., P.C. shall decline to act or otherwise become incapable of acting, or if their appointment is otherwise discontinued, the Board of Directors will appoint other independent auditors whose appointment for any period subsequent to the 1996 Annual Meeting of Stockholders shall be subject to approval by the Stockholders at that meeting. Feldman Radin & Co., P.C. served as the principal independent auditors of the Company for the year ended December 31, 1995. Representatives of Feldman Radin & Co., P.C. are expected to be present at the Meeting and will have the opportunity to make a statement if they desire to do so. Such representatives are also expected to be available to respond to appropriate questions during the Meeting.

         The Board of Directors recommends a vote `FOR' ratification of the selection of Feldman, Radin & Co., P.C. as the independent auditors for the Company for the year ending December 31, 1996.

                            PROPOSALS BY STOCKHOLDERS

         Any stockholder who intends to present a proposal for action at the Company's 1997 Annual Meeting of Stockholders in next year's proxy statement and proxy card must forward a copy of such proposal to the Secretary of the Company. Any such proposal must be received by the Company for inclusion in its proxy statement and form of proxy card relating to that meeting by December 23, 1996.


                                  OTHER MATTERS

         The Board of Directors of the Company does not know of any other matters to be presented for action at the Meeting. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying proxy will vote such proxy in accordance with their own judgment on such matters.

                          ANNUAL REPORT TO STOCKHOLDERS

         The Company's 1995 Annual Report to Stockholders has been mailed to Stockholders concurrently with this Proxy Statement, but except as herein stated, such report is not incorporated herein and is not deemed to be a part of this proxy solicitation material.

         A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WITHOUT EXHIBITS, WILL BE FURNISHED WITHOUT CHARGE TO ANY PERSON FROM WHOM THE ACCOMPANYING PROXY IS SOLICITED UPON WRITTEN REQUEST TO THE COMPANY'S CHAIRMAN OF THE BOARD, NEAL R. HELLER, NATURAL HEALTH TRENDS CORP., 2001 WEST SAMPLE ROAD, POMPANO BEACH, FLORIDA 33064.

                                   By Order of the Board of Directors




                                   Neal R. Heller, Chairman of the Board
Pompano Beach, Florida
July 17, 1996

         STOCKHOLDERS ARE URGED TO SPECIFY THEIR CHOICES AND DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE. A PROMPT RESPONSE IS HELPFUL AND YOUR COOPERATION WILL BE APPRECIATED.

*******************************************************************************
                                   APPENDIX

                          NATURAL HEALTH TRENDS CORP.
                             2001 WEST SAMPLE ROAD
                          POMPANO BEACH, FLORIDA 33064

                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON AUGUST 7, 1996

    The undersigned hereby constitutes and appoints NEAL R. HELLER, ELIZABETH S. HELLER and MARTIN C. LICHT, and each of them, acting individually, as attorney and proxy of the undersigned with full power of substitution, for and in the name of the undersigned to attend the Annual Meeting of Stockholders of Natural Health Trends Corp. (the "Company") to be held at the Deerfield Beach Hilton, 100 Fairway Drive, Deerfield Beach, Florida, on Wednesday, August 7, 1996 at 10:30 A.M., and any and all adjournments or postponements thereof and thereat to vote all the shares of Common Stock of the Company held by the undersigned which the undersigned would be entitled to vote, if personally present with respect to the following matters described on the reverse side of this proxy card.

     1. To elect five members of the Company's Board of Directors. The following five persons have been nominated to serve on the Company's Board of
        Directors: Neal R. Heller, Elizabeth S. Heller, Martin C. Licht, Arthur Keiser and Dr. Leonard Haimes.

        [ ] FOR all nominees listed above      [ ] WITHHOLD AUTHORITY to vote
            nominees                               for all

   (INSTRUCTIONS: To withhold authority to vote for any one or more individual nominees, write the name of each such nominee on the line provided above.)

     2. To select Feldman, Radin & Co., P.C. as the Company's independent auditors for the year ending December 31, 1996.

         [ ] FOR                   [ ] AGAINST                  [ ] ABSTAIN

     3. To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

                         (Please sign on reverse side)

    THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE, THE SHARES WILL BE VOTED "FOR" THE ELECTION OF THE LISTED NOMINEES FOR DIRECTOR AND 'FOR' THE SELECTION OF FELDMAN, RADIN & CO., P.C. AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE YEAR ENDING DECEMBER 31, 1996. THIS PROXY ALSO DELEGATES DISCRETIONARY AUTHORITY TO VOTE WITH RESPECT TO ANY OTHER BUSINESS WHICH MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

    THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING, PROXY STATEMENT AND ANNUAL REPORT OF NATURAL HEALTH TRENDS CORP.
                                      DATED:                             , 1996

                                              Signature of Stockholder

                                              Signature of Stockholder

                                              Please sign your name exactly as
                                              it appears on your stock
                                              certificate. When signing as
                                              attorney-in-fact, executor,
                                              administrator, trustee or
                                              guardian, please add your title as
                                              such. When signing as joint
                                              tenants, all parties in the joint
                                              tenancy must sign. If signer is a
                                              corporation, please sign in full
                                              corporate name by duly authorized
                                              officer or officers and affix the
                                              corporate seal.
       PLEASE SIGN, DATE AND RETURN THIS PROXY IN THE ENCLOSED ENVELOPE.